UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2007

COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33685 (Commission File Number)	37-1434895 (IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Certificate of Incorporation and Bylaws
On October 15, 2007, Compellent Technologies, Inc. filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and amended and restated our bylaws in connection with the closing of the initial public offering of shares of our common stock. As described in the Registration Statement on Form S-1 (File No. 333-144255), our Board of Directors and stockholders previously approved the amendment and restatement of our charter documents to be effective upon the closing of the initial public offering.
As amended and restated, the certificate of incorporation and bylaws contain provisions that, among other things:
•	authorize 300,000,000 shares of common stock;

•	delete all references to the various series of preferred stock that were previously authorized and instead create 10,000,000 shares of undesignated preferred stock with terms to be set by the board of directors, which rights could be senior to those of our common stock;

•	prohibit cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

•	require the advance notice of nominations for election to the board of directors or for proposing matters that can be acted upon at a stockholders’ meeting;

•	allow our board of directors to alter our bylaws without obtaining stockholder approval;

•	eliminate the rights of stockholders to call a special meeting of stockholders and to take action by written consent in lieu of a meeting;

•	require the approval of at least 662/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal our bylaws or repeal the provisions of our amended and restated certificate of incorporation regarding the election and removal of directors and the inability of stockholders to take action by written consent in lieu of a meeting;

•	require the approval of at least a majority of the shares entitled to vote at an election of directors to remove directors without cause; and

•	establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election.
The foregoing description of the amended and restated certificate of incorporation and bylaws is qualified in its entirety by reference to (1) the amended and restated certificate of incorporation, a copy of which is attached hereto as Exhibit 3.1, and (2) the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.
Item 8.01 Other Events.
On October 15, 2007, Compellent issued a press release announcing the closing of the initial public offering of 6,900,000 shares of our common stock at a price of $13.50 per share, which includes the exercise in full by the underwriters of the offering of their option to purchase an additional 900,000 shares of common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.

3.2(1)	Amended and Restated Bylaws Compellent Technologies, Inc.

99.1	Press release dated October 15, 2007 titled “Compellent Technologies, Inc. Announces Closing of Initial Public Offering and Exercise of Over-Allotment Option.”

(1)	Filed as Exhibit 3.4 to our Registration Statement on Form S-1 (No. 333-144255) filed with Securities and Exchange Commission on July 2, 2007, as amended, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPELLENT TECHNOLOGIES, INC.
Dated: October 15, 2007	By:	/s/ John R. Judd
John R. Judd
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.

3.2(1)	Amended and Restated Bylaws of Compellent Technologies, Inc.

99.1	Press release dated October 15, 2007 titled “Compellent Technologies, Inc. Announces Closing of Initial Public Offering and Exercise of Over-Allotment Option.”

(1)	Filed as Exhibit 3.4 to our Registration Statement on Form S-1 (No. 333-144255) filed with Securities and Exchange Commission on July 2, 2007, as amended, and incorporated herein by reference.